                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 28, 2001

                             WORLDPAGES.COM, INC.
             (Exact name of registrant as specified in its charter)
===============================================================================
           Delaware                   001-13875                76-0549396
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                  Identification Number)
===============================================================================

           6801 Gaylord Parkway, Suite 300
           Dallas, Texas                                    75034
           (Address of principal executive offices)       (Zip Code)

      Registrant's telephone number, including area code:  (972) 731-6600

                                 Not Applicable
         (Former name or former address, if changed since last report.)

        ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

        On June 28, 2001, WorldPages.com, Inc., a Delaware corporation (the "Company"), was acquired by TransWestern Publishing Company LLC, a Delaware limited liability company ("TransWestern"), pursuant to the terms of an Agreement and Plan of Merger, dated as of April 26, 2001 (the "Merger Agreement"), by and among, TransWestern, WorldPages Merger Subsidiary, Inc., a Delaware corporation ("Merger Subsidiary"), and the Company. A copy of the Merger Agreement was attached to the Company's Current Report on Form 8-K, filed on May 1, 2001, and incorporated therein and herein by reference in its entirety. Pursuant to the merger, Merger Subsidiary was merged with and into the Company and the Company became a wholly-owned subsidiary of TransWestern. As a result of the merger, each share of the Company's common stock issued and outstanding immediately prior to the effective time of the merger (excluding shares owned, directly or indirectly, by the Company, TransWestern, or their respective subsidiaries) was converted into the right to receive $3.00 a share in cash. For additional information concerning the merger consideration and the source of such consideration, reference is made to the disclosure contained in the Company's definitive proxy statement dated May 25, 2001, under the caption "The Merger-Financing of the Merger", a copy of which is incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the Merger Agreement and the Company's press release announcing completion of the merger, copies of which are also filed as exhibits hereto or incorporated herein by reference in their entirety.

        ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (c)   EXHIBITS.


                       1.1 Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 25, 2001, and incorporated herein by reference.

                       1.2 Press Release dated June 28, 2001, filed herewith.

                       5.1 Agreement and Plan of Merger, dated as of April 26, 2001, by and among, TransWestern Publishing Company LLC, WorldPages Merger Subsidiary, Inc., and WorldPages.com, Inc. filed as Exhibit 5.1 to the Company's Current Report on Form 8-K on May 1, 2001, and incorporated herein by reference.

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WORLDPAGES.COM, INC.

                                        By:  /s/ Michael A. Pruss
                                            ------------------------------------
                                        Name:  Michael A. Pruss
                                        Title: Chief Financial Officer, Vice
                                               President and Secretary
Date: July 5, 2001